SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 15, 2011

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
Incorporation or organization)		Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2003 Performance Award Plan

The Board of Directors of Corinthian Colleges, Inc. (the “Company”) previously approved, subject to stockholder approval, certain amendments to the Corinthian Colleges, Inc. 2003 Performance Award Plan (the “2003 Plan”).  Among other things, the amended version of the 2003 Plan reflects amendments to the plan to (i) increase the number of shares of the Company’s common stock available for award grants under the 2003 Plan by 4,250,000 shares (so that a maximum of 20,550,000 shares of the Company’s common stock may be issued or delivered pursuant to awards granted under the plan); and (ii) change the plan’s share-counting provisions so that each share issued in respect of restricted stock and certain other “full-value” awards under the plan will count as 1.54 shares issued against the plan’s share limits.  According to the preliminary results from the Company’s annual stockholders meeting held on November 15, 2011 (the “Annual Meeting”), the Company’s stockholders have approved the amendments to the 2003 Plan.

A copy of the amended 2003 Plan was previously filed as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 6, 2011.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on November 15, 2011 and there were present in person or by proxy 73,856,438 shares, representing 87.05% of the total outstanding shares eligible to vote at the Annual Meeting.  At the Annual Meeting, the Company’s stockholders elected ten directors to the Company’s Board of Directors, approved the amendment and restatement of the Company’s 2003 Plan as described below, ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for its fiscal year 2012, approved, by a nonbinding advisory vote, the executive compensation paid by the Company to its named executive officers, and recommended, by a nonbinding advisory vote, that the Company hold future nonbinding advisory votes on executive compensation on an annual basis.

Item No. 1:  Election of ten directors to serve for one year terms on the Board of Directors

Directors	For	Withheld	Broker Non-Votes
Paul R. St. Pierre	36,878,565	11,531,446	25,446,427
Linda Arey Skladany	33,406,732	15,003,279	25,446,427
Robert Lee	47,432,977	977,034	25,446,427
Jack D. Massimino	47,421,205	988,806	25,446,427
Alice T. Kane	47,186,586	1,223,425	25,446,427
Terry O. Hartshorn	47,432,322	977,689	25,446,427
Timothy J. Sullivan	47,263,229	1,146,782	25,446,427
Sharon P. Robinson	47,413,541	996,470	25,446,427
Hank Adler	47,395,995	1,014,016	25,446,427
John M. Dionisio	47,227,246	1,182,765	25,446,427

	For	Against	Abstain	Broker Non-Votes

Item No. 2: Approval of the amendment and restatement of the 2003 Plan, which authorizes the issuance of additional shares under such plan and certain other amendments described above	42,969,842	5,403,375	36,794	25,446,427

Item No. 3: Ratification of the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending June 30, 2012	73,250,805	547,369	58,264	-0-

Item No. 4: Approval, by a nonbinding advisory vote, of executive compensation paid by the Company to its named executive officers	44,133,753	2,655,157	1,621,101	25,446,427

Item No. 5:  Recommendation, by a nonbinding advisory vote, of the frequency of holding future nonbinding advisory votes on executive compensation

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

44,538,415	963,527	1,229,998	1,678,071	25,446,427

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

November 18, 2011	/s/ Stan A. Mortensen
Stan A. Mortensen
Executive Vice President and
General Counsel